                                                                  Exhibit 10.18

                                                                  EXECUTION COPY

                                  NEPHROS, INC.

                                    [FORM OF]

                             SUBSCRIPTION AGREEMENT

To: Nephros, Inc.

From:
      ------------------

     The undersigned acknowledges receipt and review of a Confidential Information Memorandum dated May 30, 2003 and a Supplement thereto, dated June 9, 2003 (collectively, the "Information Memorandum") prepared by Nephros, Inc. (the "Company"), a copy of the Commitment Agreement among the Company and Ronald Perelman (the "Committed Investor"), dated as of May 30, 2003 (the "Commitment Agreement"), a form of the Company's Senior Convertible Bridge Notes due 2004 (the "Bridge Notes") a copy of the proposed Amended and Restated Certificate of Incorporation of the Company (the "Revised Charter"), a copy of the Proposed Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"), a letter from Dr. Eric Rose and Norman Barta, dated May 30, 2003 (the "Prior Letter"), a letter from Norman Barta, dated June 5, 2003 (the "Update Letter"), a letter from Norman Barta, dated June 9, 2003 (the "Current Letter") and this Subscription Agreement (the "Subscription Agreement" and, together with the above-referenced Information Memorandum, Commitment Agreement, Bridge Notes, Revised Charter, Registration Rights Agreement, Prior Letter, Update Letter and Current Letter, the "Offering Documents") in connection with the Company's offering (the "Offering"), at face value, of an aggregate of $1,000,000 principal amount of its Bridge Notes, which Bridge Notes, among other things, entitle the holder thereof under certain circumstances to the right, but not the obligation, to convert all of such holder's Bridge Notes into the number of whole shares of Series D Convertible Preferred Stock of the Company to be established upon filing of the Revised Charter (the "New Preferred") that have an aggregate liquidation preference equal to the principal amount of such Bridge Notes; provided that such holder also purchases, when and as provided in the Bridge Notes, a number of additional shares of New Preferred having an aggregate liquidation preference equal to any amount, at such holder's option, between 9 and 11 times the principal amount of such holder's Bridge Notes (such conversion and purchase, collectively, the "Equity Financing"). The undersigned understands that the right to convert the Bridge Notes and purchase New Preferred in the Equity Financing may only be exercised if the Committed Investor elects to proceed with the Equity Financing, pursuant to the Commitment Agreement. The undersigned further understands that the New Preferred will be convertible into shares of common stock of the Company at an initial conversion price per share equal to the quotient of $15,000,000 (subject to adjustment under certain circumstances) divided by the number of shares of common stock of the Company outstanding or issuable upon conversion, exercise or exchange of any outstanding securities (other than Bridge Notes), in each case, immediately prior to the initial issuance of such New Preferred.

     To complete this Subscription Agreement, please read it carefully and then complete the section under the caption "Subscription Form" below, sign the signature page at the place provided and return this entire document and a check for your pro-rata share (as indicated on the Subscription Form, below) of the $1,000,000 bridge loan to Nephros, Inc. no later than June 16, 2003 (the "Subscription Deadline") using the enclosed pre-addressed, postage-paid envelope.

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                                                                  EXECUTION COPY

As time is of the essence, Nephros will not necessarily consider any Subscription Agreements received by it after such date.

     Each stockholder that wishes to purchase Bridge Notes pursuant to this Offering must indicate option (i) under the caption "Subscription Form" below. Any Stockholder that does not indicate any option under the caption "Subscription Form" or that does not return a Subscription Agreement to the Company by the Subscription Deadline will be deemed to have elected not to invest any amounts in the Offering. Please note that if you choose not to invest in the Offering, your ownership interest in the Company may be diluted and you will not be eligible to acquire shares of New Preferred in the Equity Financing and, accordingly, will suffer further dilution if the Equity Financing is consummated.

     If a natural person, the undersigned is 21 years of age or over; if a corporation, trust, limited liability company, partnership, unincorporated association or other entity, the undersigned is authorized, empowered and qualified to execute and deliver this Subscription Agreement and the other Offering Documents to which the undersigned is a party and to purchase and hold the Bridge Notes to be purchased pursuant hereto, the New Preferred issuable pursuant to the Equity Financing and the Common Stock issuable upon conversion of any such New Preferred (collectively, the "Subject Securities").

     The Offering Documents to which the undersigned is party are valid and binding obligations of the undersigned, enforceable against the undersigned in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability (regardless of whether considered in a proceeding at law or in equity). The execution, delivery and performance of the Offering Documents will not: (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of the undersigned; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to the undersigned, except for those which do not, or are not reasonably likely to, adversely affect the undersigned's ability to perform its obligations under this Subscription Agreement and the other Offering Documents and to consummate the transactions contemplated hereby and thereby.

     The undersigned is an "accredited investor," as that term is defined under Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Act")./1/

     The undersigned has received and carefully reviewed the Offering Documents. The undersigned has consulted its own financial, legal and tax advisors with respect to the economic, legal and tax consequences of the purchase of the Bridge Notes pursuant hereto and acquiring, holding, and disposing of the Subject Securities and has not relied on the Offering Documents, the Company or any of the Company's officers, directors, affiliates or professional advisors for advice as to such consequences.

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/1/  See Exhibit A hereto.

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                                                                  EXECUTION COPY

     The undersigned acknowledges that it has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Subject Securities and of making an informed investment decision with respect thereto. It acknowledges that the Offering Documents may not contain all information that is necessary to make an investment decision with respect to the Company and the Subject Securities and that it must rely on its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Subject Securities. The undersigned further acknowledges that it has been afforded full opportunity to ask questions and obtain copies of all relevant documents concerning the Company and the Subject Securities, and all of its questions and requests for documents and information have been answered to its complete satisfaction.

     The undersigned acknowledges that it has adequate means for providing for its own needs and personal contingencies and has no need for liquidity in its investment in the Bridge Notes, and is able to hold the Bridge Notes and the other Subject Securities for an indefinite period of time and to withstand a complete loss of such investment.

     The undersigned is not subscribing for Bridge Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally.

     The undersigned represents that in making this subscription to purchase Bridge Notes, no oral representations or warranties have been made to it. The undersigned acknowledges that it has been advised that no person is authorized to give any information, or to make any statement regarding the Company or the Offering, and that any such information or statement must not be relied upon as having been authorized by the Company, its officers, directors, affiliates or professional advisors.

     The undersigned understands that none of the Subject Securities have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the undersigned's investment intention. The undersigned understands and hereby acknowledges that the Company is under no obligation to register any of the Subject Securities under the Act or any state securities or "blue sky" laws, although certain investors may have contractual registration rights. The undersigned acknowledges and agrees that none of the Subject Securities may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act and in compliance with applicable securities laws of any state or other jurisdiction, or pursuant to an opinion of counsel satisfactory to the Company that such registration is not required. The Company may affix an appropriate legend to any certificate(s) representing Subject Securities to reflect the foregoing. In this connection, the undersigned hereby represents that the undersigned is acquiring the Bridge Notes for the undersigned's own account for investment and not with a view toward the resale or distribution of such Bridge Notes or any other Subject Securities to others. The undersigned is not acquiring any portion of the Subject Securities, or any interest therein, on behalf of another person. No person other than the undersigned has any direct or indirect beneficial interest in the Subject Securities subscribed for hereunder by the undersigned. The undersigned, if an entity, was not formed for the purpose of purchasing the Bridge Notes.

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                                                                  EXECUTION COPY

     The undersigned understands that there is no public market for any of the Subject Securities and that no such market may develop. The undersigned understands that even if a public market develops for any such Subject Securities, Rule 144 under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The undersigned agrees to hold the Company and its stockholders, officers, employees, controlling persons and agents and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of, (i) any misrepresentation made by the undersigned contained in this Subscription Agreement, (ii) any sale or distribution by the undersigned in violation of the Act or any applicable state securities or "blue sky" laws or (iii) any untrue statement of a material fact made by the undersigned and contained herein or omission to state herein a material fact necessary in order to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

     The undersigned has been advised that no federal or state agency has made any finding or determination as to the fairness of the Offering or any recommendation or endorsement of the Offering.

     There is no action, suit, investigation or proceeding pending against, or to its knowledge, threatened against or affecting, the undersigned before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated by this Subscription Agreement.

     Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by the undersigned to the Company along with this completed Subscription Agreement, the undersigned is not affiliated directly or indirectly with a member broker-dealer firm of the National Association of Securities Dealers, Inc. as an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of an NASD member broker-dealer firm.

     The undersigned, if not already a Stockholder (as defined in the Voting Agreement, dated as of May 17, 2000, among the Company and the Stockholders identified therein (the "Voting Agreement")), hereby agrees to be bound by and to comply with all applicable provisions of the Voting Agreement as a Stockholder thereunder. The undersigned, if already a Stockholder, hereby agrees that each purchaser of Bridge Notes may become joined as a party to the Voting Agreement as a Stockholder thereunder.

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                                                                  EXECUTION COPY

                                    EXHIBIT A

     The term "accredited investors" is defined in Rule 501(a) promulgated under the Act. The term "accredited investor" includes:

     (i) A natural person who had an individual income/2/ in excess of $200,000 (or a joint income with his or her spouse of $300,000) in each of the two most recent years and reasonably expect to reach the same income level in the current year; and

     (ii) A natural person who has an individual net worth/3/ (or joint net worth with his or her spouse) in excess of $1,000,000 (inclusive of the value of such person's home, home furnishings and automobiles).

     (iii) A bank, as defined in Section 3(a)(2) of the Act, whether acting in its individual or fiduciary capacity.

     (iv) A savings and loan association or other institution, as defined in
          Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

     (v) A broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

     (vi) An insurance company as defined in Section 2(13) of the Act.

     (vii) An investment company registered under the Investment Company Act of 1940, as amended.

     (viii) A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended.

     (ix) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     (x) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.

     (xi) An employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), if the investment decision with respect to this investment is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

     (xii) A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

     (xiii) A corporation, partnership, organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Bridge Notes, with total assets in excess of $5,000,000.

     (xiv) A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Bridge Notes, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii).

     (xv) An entity in which all of the equity owners are accredited investors.

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/2/ The term "income" is not limited to "adjusted gross income" as that term is defined for federal income tax purposes but rather includes certain items of income which are deducted in computing "adjusted gross income" as well as income which is currently distributed but otherwise exempt from taxation. For investors who are salaried employees, the gross salary of such investor, minus any significant expenses personally incurred by such investor in connection with earning such salary, plus any income from any other source, including unearned income, is a fair measure of such investor's "income" for purposes hereof. For investors who are self-employed, "income" is generally construed to mean total revenues received by such investor during the calendar year minus significant expenses incurred in connection with earning such revenues.

/3/ The term "net worth" means the excess of total assets at fair market value (including principal residence) over total liabilities.

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                                                                  EXECUTION COPY

                                SUBSCRIPTION FORM

     The undersigned understands that an election to purchase Bridge Notes hereby will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offering. The undersigned has completed, executed and delivered this Subscription Agreement to indicate the action the undersigned desires to take with respect to the Offering.

     The enclosed check and the undersigned's signature below constitutes the undersigned's irrevocable election, and the undersigned's agreement to perform in accordance with the undersigned's election (check one)

     (i) to invest an amount equal to the undersigned's pro-rata share (in
-----
accordance with the undersigned's share of the 16,346,544 shares of common stock outstanding and issuable upon conversion, directly or indirectly, of convertible preferred stock and convertible promissory notes of the Company) of the $1,000,000 Offering

(i.e., to invest $               = the undersigned's shares
                 ---------------   ------------------------ x $1,000,000).
                                          16,346,544

     (ii) not to invest any amounts in the Offering.
-----

     All authority conferred or agreed to be conferred by this Subscription Agreement shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

     This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws.

                      [Signature Page Follows Immediately]

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                                                                  EXECUTION COPY

     IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement or caused this Subscription Agreement to be duly executed by its duly authorized officers or representatives, as of the date indicated below.

                                         STOCKHOLDER:
---------------
DATE

                                         [If an Entity]

                                         ---------------------------------------
                                         [Entity name]


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                         [If an individual]


                                         ---------------------------------------
                                         [Individual's signature]

                                         ---------------------------------------
                                         Name:


Accepted and Agreed

NEPHROS, INC.


By:
    ----------------------------------
    Name:
    Title:

                                           [Signature page to Subscription Form]